NATIXIS FUNDS

Supplement dated July 1, 2014 to the Natixis Funds Statement of Additional Information dated May 1, 2014, as may be revised and supplemented from time to time, for the following funds:

ASG Diversifying Strategies Fund	Gateway Fund
ASG Global Alternatives Fund	Loomis Sayles Strategic Alpha Fund
ASG Managed Futures Strategy Fund	McDonnell Intermediate Municipal Bond Fund
ASG Tactical U.S. Market Fund

GATEWAY FUND

Effective July 1, 2014, Gateway Investment Advisers, LLC (“Gateway”) revised the breakpoint schedule to the advisory fee of the Gateway Fund. Accordingly, the table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Gateway Fund:

Fund	Advisory fee payable by Fund to Gateway (as a % of average daily net assets of the Fund)
Gateway Fund	0.65% of the first $5 billion 0.60% of the next $5 billion 0.58% of amounts in excess of $10 billion

ALL FUNDS

Effective July 1, 2014, the below paragraph should be added to the section “Fund Charges and Expenses” after the sub-section of “Sales Charges and Distribution and Service (12b-1) Fees”:

TRANSFER AGENCY EXPENSES

NGAM Advisors has given a binding contractual undertaking to the ASG Global Alternatives Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.